(logo Great American Financial Resources)

Annuity Investors Life
Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.annuityinvestors.com

Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45202

Phone 800-789-6771
Fax   513-412-3766

Dear Commodore Variable Annuity Contract Owner:

Thank you for choosing Annuity Investors Life Insurance Company(R) to help meet your retirement planning needs. Annuity Investors Life Insurance Company is a proud member of the Great American Financial Resources(R), Inc. family of companies, and we appreciate the opportunity to serve you.

Enclosed is your June 30, 2004 Semiannual Report for your Commodore(R) variable annuity. This document is reflective of your subaccount allocation as of this date.

Please note any discussion of performance within the portfolio reports may differ from performance information reported by our company. This is because performance reported by our company includes your contract's fees and charges. Keep in mind, past performance cannot predict or guarantee future returns

If you have any questions, please contact either your investment professional or the Annuity Investors(R) Life Variable Annuity Service Center at (800) 789-6771. We thank you for your business and look forward to serving you in the future.

Sincerely,

Charles R. Scheper
President

This report is for the information of, owners of and participants in, contracts issued by Annuity Investors Life Insurance Company. It is authorized for distribution to others only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For more information or to request a prospectus, call toll free, (800) 789-6771.

PRINCIPAL UNDERWRITER/DISTRIBUTOR: GREAT AMERICAN
ADVISORS(SM), INC., member NASD, and an affiliate of Annuity
Investors Life Insurance Company, 525 Vine Street, Cincinnati,
OH 45202

OUR SUBSIDIARIES INCLUDE: Great American Life Insurance Company(R)
                          Annuity Investors Life Insurance Company(R)
                          Loyal American Life Insurance Company(SM)
                          United Teacher Associates Insurance Company
                          Great American Life Assurance Company(R) of Puerto Rico